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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                            reported) July 27, 1999

                 J.P. Morgan Commercial Mortgage Finance Corp.

              (Exact Name of Registrant as Specified in Charter)

          Delaware                    333-63589                13-3789046
----------------------------    -----------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.


                                60 Wall Street
                           New York, New York 10260
                           ------------------------
                        (Address of Principal Executive
                             Offices and Zip Code)

       Registrant's telephone number, including area code (212) 648-3238

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



Item 5.  Other Events

Filing of Collateral Term Sheets Materials.

     In connection with the proposed offering of J.P. Morgan Commercial Mortgage Finance Corp. (the "Company") Mortgage Pass-Through Certificates, Series 1999-C8, J.P. Morgan Securities Inc. and Deutsche Bank Securities Inc. (together, the "Underwriters") have prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although the Company provided the Underwriters with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99. These Collateral Term Sheets supercede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

     The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

        Exhibit No                                     Description
        ----------                                     -----------

            99                                    Collateral Term Sheets

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               J.P. MORGAN COMMERCIAL MORTGAGE
                                      FINANCE CORP.



                               By:/s/ Larry Blume
                                  ---------------
                                  Name:    Larry Blume
                                  Title:   Vice President


Dated:   July 27, 1999

                                 Exhibit Index
                                 -------------

               Exhibit                                             Page
               -------                                             ----

99      Collateral Term Sheets                                      6

                                  EXHIBIT 99





All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any collateral information subsequently delivered and the final prospectus for any securities actually sold to you.


            PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET      July 27, 1999
                               (Subject to change)
                  J.P. Morgan Commercial Mortgage Finance Corp.
               Mortgage Pass-Through Certificates, Series 1999-C8
                           $676,299,000 (Approximate)



Approximate Securities Structure:
--------------------------------
                         Approx.
                         Face/       Credit    Expected   Expected
                         Notional    Support   Weighted   Payment
         Ratings         Amount     (% of      Average    Window
Class    DCR/Mdy/ S&P      (MM)     Balance)   Life (a)     (a)
-------- --------------- ---------- ---------- ---------- ---------
Publicly Offered Classes
A1       AAA / Aaa /        $180.3      27.75%   5.50        1 - 109
         AAA
A2       AAA / Aaa /         370.3      27.75    9.37      109 - 116
         AAA
X (b)    AAA / Aaa /         762.0               5.64(c)
         AAAr
B        AA / Aa2/ AA         38.1      22.75    9.70      116 - 117
C        A  / A2 / A          34.3      18.25    9.81      117 - 118
D        A- / A3 / A-         15.2      16.25    9.83      118 - 118
E        BBB / Baa2 /         26.7      12.75    9.84      118 - 119
         BBB
F        BBB- / Baa3 /        11.4      11.25    9.92      119 - 119
         BBB-
Private Classes (d)
-------- --------------- ---------- ---------- ---------- ---------
G                            -          -          -         -
F                            -          -          -         -
J                            -          -          -         -
NR                           -          -          -         -
         Total
         Securities:        $762.0
-------- --------------- ---------- ---------- ---------- ---------
-
Note: (a) Calculated at 0% CPR, no balloon extensions and ARD loans pay in full on the Anticipated Repayment Date
      (b) Notional
      (c) Implied average life
      (d) Not offered hereby

Key Features:
------------
Lead Manager:               J.P. Morgan Securities Inc.
                            (Bookrunner)
Co-Lead Manager:            Deutsche Bank Securities Inc.
Mortgage Loan Seller:       Morgan Guaranty Trust Company of New
                            York
Servicer:                   Midland Loan Services, Inc.
Special Servicer:           Midland Loan Services, Inc.
Trustee:                    State Street Bank and Trust Company
Launch:                     Late July
Pricing:                    Early August
Cut-Off Date:               August 1, 1999
Distribution Date:          15th of each month, or following
                                business day (commencing
                                September 1999)
Payment Delay:              14 Days
ERISA Eligible:             Classes A1, A2 and X (expected)
Structure:                  Sequential pay
Day Count:                  30/360
Tax Treatment:              REMIC
Rated Final Distribution    Distribution Date in July 2031
Date:
Clean-up Call:              1%
Minimum Denomination:       $25,000 (All Classes except Class X)
                            $100,000 (Class X only)
Delivery:                   DTC, Euroclear and Cedel

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Collateral Facts
----------------

Initial Pool Balance:                               $762,030,576
Number of Mortgage Loans:                                    129
Number of Mortgaged Properties:                              140
Average Cut-Off Date Balance per Loan:                $5,907,214
Average Cut-Off Date Balance per Property:            $5,443,076
Weighted Average Current Mortgage Rate:                    7.58%
Weighted Average UW DSCR:                                  1.40x
Weighted Average Cut-Off Date LTV Ratio:                   69.5%
Weighted Average Remaining Term to Maturity                  117
(months):
Weighted Average Remaining Amortization Term                 318
(months):
Weighted Average Seasoning:                                    6
Balloon Loans as % of Balance:                             52.1%
Ten Largest Loans as % of Balance:                         34.0%



Ten Largest Loans
-----------------


                      Balance % by             UW     Property
Loan                   (MM)   Balance   LTV    DSCR   Type
--------------------- ------- -------- ------- ------ -------------
Mills Portfolio        $58.1     7.6%   63.9%   1.49x Anchored
                                                      Retail
Ridgewood Country       30.9     4.1    78.4    1.30  Multifamily
Club
McCook Metals           30.5     4.0    66.9    1.42  Industrial
Building
Woodfield Garden        24.2     3.2    78.3    1.31  Multifamily
51 Sleeper Street       23.0     3.0    74.3    1.35  Office
Madison Concourse       22.0     2.9    65.6    1.70  Hotel
Vartan Building         17.9     2.3    62.8    1.36  Office
Hyatt Regency           17.8     2.3    67.1    1.44  Hotel
Rochester
Northfield Office       17.5     2.3    71.3    1.30  Office
Park I & II
Merrill Place           16.9     2.2    60.0    1.44  Office
--------------------- ------- -------- ------- ------ -------------
Total/Wtd. Avg.       $258.8    34.0%   68.8%   1.42x






Selected Loan Data
------------------
                            Number of                        WA UW
                            Mortgaged   Balance  % of         DSCR
Geographic Distribution     Properties  (MM)     Balance
                                          (a)       (a)
--------------------------- ----------- -------- ----------- -------
Illinois                          4       $83.8     11.0%     1.39x
Florida                          23        80.6     10.6      1.40
California                       17        72.6      9.5      1.45
Wisconsin                         6        69.1      9.1      1.44
Ohio                             10        63.3      8.3      1.39
Washington                        4        42.4      5.6      1.40
Georgia                           4        31.9      4.2      1.42
Michigan                          4        26.8      3.5      1.31
North Carolina                    8        25.7      3.4      1.31
Missouri                          4        24.1      3.2      1.33
Other                            56       241.7     31.7      1.41
--------------------------- ----------- -------- ----------- -------
Total/Wtd. Avg.                 140      $762.0    100.0%     1.40x

                            Number of                        WA UW
                            Mortgaged   Balance  % of         DSCR
Property Type               Properties  (MM)     Balance
                                          (a)       (a)
--------------------------- ----------- -------- ----------- -------
Office                           26      $195.8     25.7%     1.36x
Multifamily                      21       156.0     20.5      1.32
Anchored Retail                  24       120.8     15.9      1.39
Hotel                            14        87.7     11.5      1.60
Industrial                       11        66.5      8.7      1.39
Unanchored Retail                17        36.5      4.8      1.30
Nursing Home                      7        29.5      3.9      1.76
Mixed Use                         9        24.3      3.2      1.27
Factory Outlet                    3        23.8      3.1      1.52
Mobile Home Park                  3         9.3      1.2      1.22
Congregate Care                   3         7.7      1.0      1.61
Self-Storage                      2         4.1      0.5      1.35
--------------------------- ----------- -------- ----------- -------
Total/Wtd. Avg.                 140      $762.0    100.0%     1.40x


                            Number of   Balance  % of         WA UW
Prepayment Restrictions       Loans      (MM)     Balance     DSCR
(b)
--------------------------- ----------- -------- ----------- -------
Defeasance                       91      $587.0     77.0%     1.40x
Greater of YM and 1%             35       161.6     21.2      1.43
Defeasance followed by YM         3        13.5      1.8      1.31
--------------------------- ----------- -------- ----------- -------
Total/Wtd. Avg.                 129      $762.0    100.0%     1.40x
--------------------------- ----------- -------- ----------- -------
Note: (a) Balances and percentages are based an allocated current balance
      (b) All loans have an initial period of prepayment lockout






Additional information is available upon request. Information herein is believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. These materials are subject to change from time to time without notice. Past performance is not indicative of future results. Any description of the mortgage loans contained herein supersedes any previous collateral information and will be superseded by collateral information subsequently delivered and the final prospectus relating to the securities. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security, and have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus relating to the securities. No assurance or representation can be made as to the actual rate or timing of principal payments or prepayments on any of the mortgage loans or the performance characteristics of the securities. This information was prepared in reliance on information regarding the mortgage loans furnished by the seller of the mortgage loans. J.P. Morgan and/or its affiliates and employees may hold a position or act as market maker in the financial instruments of any issuer discussed herein or act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Securities Inc. is a member of SIPC. Copyright 1999 J.P. Morgan & Co. Incorporated. Clients should contact analysts at and execute transactions through a J.P. Morgan entity in their home jurisdiction unless governing law permits otherwise.